Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


     We consent to the incorporation by reference in this Annual Statement of The Tracker Corporation of America on Form 10-KSB of our report dated July 9, 1999 and restated on July 3, 2000 for the Year Ended March 31, 1999 to be incorporated in use with the March 31, 2000 Audit Report by J. L. Stephan, Co.,
P.  C.


Hirsch  Silberstein  &  Subelsky,  P.C.

Farmington  Hills,  Michigan

July  17,  2000


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